UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 12, 2004

OPTICAL SENSORS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-27600	41-164359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7615 Golden Triangle Drive, Suite C Minneapolis, Minnesota	55344-3733
(Address of Principal Executive Offices)	(Zip Code)

(952) 944-5857

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Effective as of May 12, 2004, Optical Sensors Incorporated (“OSI”) completed its acquisition of assets from SORBA Medical Systems, Inc., a Wisconsin corporation (“SORBA”). Pursuant to an Asset Purchase Agreement, dated April 14, 2004, by and between OSI and SORBA (the “Purchase Agreement”), OSI purchased, subject to the terms and conditions of the Purchase Agreement, all assets related to SORBA’s Steorra™ impedance cardiograph device and RTea™ advanced signal processing technology (the ”Technology”), consisting primarily of intellectual property rights and other ancillary equipment and supplies. OSI did not acquire any cash, receivables or miscellaneous items not related to the Technology. OSI acquired the Technology for consideration consisting of cash in the amount of $300,000, which was paid out of OSI’s existing cash (the “Cash Consideration”), and 425,000 shares of OSI’s Common Stock (the “Share Consideration”). Under the Purchase Agreement, OSI did not assume any debts or liabilities of SORBA.

The total consideration OSI paid to SORBA pursuant to the Purchase Agreement was determined pursuant to arms’ length negotiations and our management relied on representations made by SORBA’s management and other documents and information provided to OSI. OSI’s management considered various factors to determine the amount of consideration appropriate for the acquisition of the Technology, including, the relative value of the Technology, the present and past use of the Technology by SORBA, the future potential value of the Technology to OSI and the potential benefit of the transaction of OSI’s stockholders. OSI will use the Technology to develop a commercially salable product after OSI modifies the Technology and integrates it with OSI’s own technology. SORBA used the Technology to develop and refine a novel cardiac output algorithm.

The initial issuance of the Share Consideration to SORBA was issued without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(2) of the Securities Act and Rule 505 of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering based on, among other factors, representations made by the recipients of such shares to OSI and the information made available to the recipients of the shares regarding the acquisition of SORBA. Under the Purchase Agreement, however, OSI has agreed to prepare and file with the SEC a registration statement under the Securities Act, and the securities laws of any applicable states, covering the resale of up to 425,000 shares of OSI Common Stock.

The summary of the transaction described above is qualified by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

Not Applicable

(b) Pro Forma Financial Information.

Not Applicable

(c) Exhibits.

Exhibit	Description
10.1	Asset Purchase Agreement, dated April 14, 2004, between Optical Sensors Incorporated and SORBA Medical Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL SENSORS INCORPORATED

Dated: May 17, 2004	By:	/s/ Paulita M. LaPlante
Paulita M. LaPlante
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit	Description	Method of Filing
10.1	Asset Purchase Agreement, dated April 14, 2004, between Optical Sensors Incorporated and SORBA Medical Systems, Inc.	Filed herewith.